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                                                                      EXHIBIT 23

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statements Nos. 33-39781, 33-39725, 33-40400, 33-40395, 33-40396, 33-66084, 33-54397,
33-54399, 33-54393 and 33-40702 of Nabisco Group Holdings Corp. on Form S-8, of our report dated February 2, 2000, appearing in this Annual Report on Form 10-K of Nabisco Group Holdings Corp. for the year ended December 31, 1999.

Deloitte & Touche LLP

Parsippany, New Jersey

March 21, 2000